UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 24, 2020

Central Index Key Number of the issuing entity: 0001797056

BANK 2020-BNK25

(Exact name of Issuing Entity)

Central Index Key Number of the depositor: 0000850779

Wells Fargo Commercial Mortgage Securities, Inc.

(Exact Name of Registrant as Specified in its Charter)

Central Index Key Number of the sponsor: 0001541557

Morgan Stanley Mortgage Capital Holdings LLC

Central Index Key Number of the sponsor: 0001102113

Bank of America, National Association

Central Index Key Number of the sponsor: 0000740906

Wells Fargo Bank, National Association

Central Index Key Number of the sponsor: 0001577313

National Cooperative Bank, N.A.

(Exact Names of the Sponsors as Specified in their Charters)

North Carolina	333-226486-12	56-1643598
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

301 South College Street, Charlotte, North Carolina	28202
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code (704) 374-6161

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[  ]      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 1. Registrant’s Business and Operations.

Item 1.01. Entry into a Material Definitive Agreement.

On February 13, 2020, a series of mortgage pass-through certificates, entitled BANK 2020-BNK25, Commercial Mortgage Pass-Through Certificates, Series 2020-BNK25 (the “Certificates”) was issued by BANK 2020-BNK25 (the “Issuing Entity”), pursuant to a Pooling and Servicing Agreement, dated and effective as of February 1, 2020 (the “Pooling and Servicing Agreement”), between Wells Fargo Commercial Mortgage Securities, Inc. (the “Registrant”), as depositor, Wells Fargo Bank, National Association, as general master servicer, KeyBank National Association, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

The Mortgage Loan identified as “Kings Plaza” on Exhibit B to the Pooling and Servicing Agreement (the “Kings Plaza Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “Kings Plaza Whole Loan”) that includes the Kings Plaza Mortgage Loan and other pari passu loans, which are not assets of the Issuing Entity. The Pooling and Servicing Agreement provides that the Kings Plaza Whole Loan is to be serviced and administered (i) until the securitization of the Kings Plaza Control Note, under the pooling and servicing agreement, dated as of February 1, 2020, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, KeyBank National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, Wells Fargo Bank, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer, relating to the issuance of the Benchmark 2020-B16 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2020-B16, and (ii) from and after the securitization of the Kings Plaza Control Note, under the pooling and servicing agreement entered into in connection with that securitization.

On March 24, 2020, the Kings Plaza Control Note was securitized pursuant to the Benchmark 2020-B17 securitization transaction. As of such date, the Kings Plaza Whole Loan, including the Kings Plaza Mortgage Loan, is being serviced and administered under the pooling and servicing agreement, dated and effective as of March 1, 2020 (the “Benchmark 2020-B17 Pooling and Servicing Agreement”), between J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer (in such capacity, the “Non-Serviced Master Servicer”), Midland Loan Services, a Division of PNC Bank, National Association, as special servicer (in such capacity, the “Non-Serviced Special Servicer”), Wells Fargo Bank, National Association, as certificate administrator, Wells Fargo Bank, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer. The Benchmark 2020-B17 Pooling and Servicing Agreement is attached hereto as Exhibit 99.1.

The terms and conditions of the Benchmark 2020-B17 Pooling and Servicing Agreement applicable to the servicing of the Kings Plaza Mortgage Loan are substantially similar to the terms and conditions of the Pooling and Servicing Agreement applicable to the servicing of the other Mortgage Loans, as described under “Pooling and Servicing Agreement” in the Prospectus filed by the Issuing Entity pursuant to Rule 424(b)(2) with respect to the Certificates on February 13, 2020 (the “Prospectus”), however the servicing arrangements under such agreements will differ in certain respects, including the items set forth under “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Prospectus and the following:

•	The primary servicing fee payable to the related Non-Serviced Master Servicer will accrue at a rate of 0.00125% per annum (which will be paid in connection with such Non-Serviced Master Servicer’s primary servicing obligations for the Kings Plaza Whole Loan).
•	The special servicing fee payable to the related Non-Serviced Special Servicer with respect to the Kings Plaza Whole Loan if it is a specially serviced loan under the Benchmark 2020-B17 Pooling and Servicing Agreement will accrue at a rate equal to the greater of (i) 0.25000% per annum and (ii) the per annum rate that would result in a special servicing fee equal to $3,500 for such month with respect to the Kings Plaza Whole Loan.
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•	The workout fee payable to the related Non-Serviced Special Servicer with respect to the Kings Plaza Whole Loan if it is a corrected loan thereunder will accrue at a rate equal to 1.00%, subject to a cap of $1,000,000 in the aggregate with respect to any particular workout of the Kings Plaza Whole Loan; provided, however, that if such rate would result in a workout fee less than $25,000, then the Non-Serviced Special Servicer will be entitled to an amount from the final payment on the corrected Kings Plaza Whole Loan that would result in the total workout fees payable to the Non-Serviced Special Servicer in respect of the Kings Plaza Whole Loan being equal to $25,000.
•	The liquidation fee payable to the related Non-Serviced Special Servicer with respect to the Kings Plaza Whole Loan will accrue at a rate equal to the lesser of (i) 1.00%; provided that if such rate would result in an aggregate liquidation fee of less than $25,000, then the liquidation fee rate will be equal to such higher rate as would result in an aggregate liquidation fee equal to $25,000 and (ii) such lower rate that would result in a liquidation fee of $1,000,000.
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Section 9. Financial Statements and Exhibits.

Item 9.01. Financial Statements and Exhibits.

(d)        Exhibits:

99.1	Pooling and Servicing Agreement, dated and effective as of March 1, 2020, between J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wells Fargo Bank, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS FARGO COMMERCIAL MORTGAGE SECURITIES, INC.

	By:	/s/ Anthony J. Sfarra
Name: Anthony J. Sfarra
Title: President

Dated: March 30, 2020

Exhibit Index

Exhibit No.	Description

99.1	Pooling and Servicing Agreement, dated and effective as of March 1, 2020, between J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wells Fargo Bank, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

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